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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest reported)     October 7, 2003
                                           -------------------------------------


                                MPSI Systems Inc.
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             (Exact name of registrant as specified in its charter)


          Delaware                      0-11527                  73-1064024
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(State or other jurisdiction          (Commission               (IRS Employer
     of incorporation)                File Number)           Identification No.)


4343 South 118th East Avenue, Tulsa, Oklahoma                        74146
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  (Address of principal executive offices)                         (Zip Code)


Registrant's telephone number, including area code     918-877-6774
                                                   -----------------------------


                                 Not Applicable
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         (Former name or former address, if changed since last report.)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         In a meeting of the Compensation Committee of the Board of Directors of the Company on September 24, 2003, it was unanimously agreed that Bryan D. Gross would be named President and Chief Executive Officer of MPSI Systems Inc. effective February 1, 2004. Dr. Gross accepted the position on October 6, 2003.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibit 99.1 - Attached hereto as an Exhibit is a copy of the above-stated press release.


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                      MPSI Systems Inc.
                                              ----------------------------------
                                                        (Registrant)


             October 7, 2003                         /s/  James C. Auten
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                 (Date)                                  (Signature)


                                                        James C. Auten
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                                                (Name of Authorized Signatory)


                                                    Chief Financial Officer
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                                                           (Title)

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                               INDEX TO EXHIBITS

EXHIBIT
NO.                     DESCRIPTION
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Exhibit 99.1    - Attached hereto as an Exhibit is a copy of the above-stated
                  press release.